SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): DECEMBER 18, 2003


                          AMERICAN MEDICAL ALERT CORP.
             (Exact name of registrant as specified in its charter)

                 NEW YORK                                  333-54992                                 11-2571221
     (State or other jurisdiction of                (Commission File Number)             (IRS Employer Identification No.)
              incorporation)

     3265 LAWSON BOULEVARD, OCEANSIDE, NEW YORK                         11572
      (Address of Principal Executive Offices)                        (Zip Code)


       Registrant's telephone number, including area code: (516) 536-5850



                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS

         On December 18, 2003, American Medical Alert Corp., a New York corporation (the "Company"), issued a press release announcing the selection of the Company by the New York City Human Resources Administration as exclusive emergency response system vendor for Home Care Services Program.

         A copy of the press release, which is incorporated by reference herein and made part hereof, is filed with this Current Report on Form 8-K as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      Not applicable.
         (b)      Not applicable.
         (c)      Exhibits.

       Exhibit
         No.                            Description
         ---                            -----------
         99.1 Press Release of the Company dated December 18, 2003, announcing the selection of the Company by the New York City Human Resources Administration as exclusive emergency response system vendor for Home Care Services Program.


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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:    December 18, 2003

                                          AMERICAN MEDICAL ALERT CORP.


                                          By: /s/ Richard Rallo
                                              -------------------------------
                                              Name:  Richard Rallo
                                              Title: Chief Financial Officer


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

                                  EXHIBIT INDEX

       Exhibit
         No.                            Description
         ---                            -----------
         99.1 Press Release of the Company dated December 18, 2003, announcing the selection of the Company by the New York City Human Resources Administration as exclusive emergency response system vendor for Home Care Services Program.


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